EXHIBIT 99.1

    Accrued Interest Date:                            Collection Period Ending:
    25-Nov-03                                                        30-Nov-03

    Distribution Date:       BMW VEHICLE OWNER TRUST 2003-A           Period #
                             ------------------------------
    26-Dec-03                                                              8

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

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    Balances
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                                                                                         Initial                   Period End
         Receivables                                                              $1,643,640,298               $1,189,362,391
         Reserve Account                                                             $12,327,302                  $20,813,842
         Yield Supplement Overcollateralization                                       $9,034,825                   $6,673,451
         Class A-1 Notes                                                            $380,000,000                           $0
         Class A-2 Notes                                                            $455,000,000                 $383,083,467
         Class A-3 Notes                                                            $470,000,000                 $470,000,000
         Class A-4 Notes                                                            $296,913,000                 $296,913,000
         Class B Notes                                                               $32,692,000                  $32,692,000

    Current Collection Period
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         Beginning Receivables Outstanding                                        $1,237,824,842
         Calculation of Total Distribution Amount
              Regular Principal Distributable Amount
                   Receipts of Scheduled Principal                                   $27,044,127
                   Receipts of Pre-Paid Principal                                    $20,271,693
                   Liquidation Proceeds                                                 $610,592
                   Principal Balance Allocable to Gross Charge-offs                     $536,040
              Total Receipts of Principal                                            $48,462,451

              Interest Distribution Amount
                   Receipts of Interest                                               $4,679,585
                   Servicer Advances                                                    $402,808
                   Reimbursement of Previous Servicer Advances                                $0
                   Accrued Interest on Purchased Receivables                                  $0
                   Recoveries                                                            $79,314
                   Net Investment Earnings                                               $10,426
              Total Receipts of Interest                                              $5,172,132

              Release from Reserve Account                                                    $0

         Total Distribution Amount                                                   $53,098,543

         Ending Receivables Outstanding                                           $1,189,362,391

    Servicer Advance Amounts
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         Beginning Period Unreimbursed Previous Servicer Advance                        $673,830
         Current Period Servicer Advance                                                $402,808
         Current Reimbursement of Previous Servicer Advance                                   $0
         Ending Period Unreimbursed Previous Servicer Advances                        $1,076,638

    Collection Account
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         Deposits to Collection Account                                              $53,098,543
         Withdrawals from Collection Account
              Servicing Fees                                                          $1,031,521
              Class A Noteholder Interest Distribution                                $1,906,943
              First Priority Principal Distribution                                           $0
              Class B Noteholder Interest Distribution                                   $79,823
              Regular Principal Distribution                                         $48,186,495
              Reserve Account Deposit                                                         $0
              Unpaid Trustee Fees                                                             $0
              Excess Funds Released to Depositor                                      $1,893,762
         Total Distributions from Collection Account                                 $53,098,543



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    Excess Funds Released to the Depositor
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              Release from Reserve Account                         $848,093
              Release from Collection Account                    $1,893,762
         Total Excess Funds Released to the Depositor            $2,741,855

    Note Distribution Account
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         Amount Deposited from the Collection Account           $50,173,260
         Amount Deposited from the Reserve Account                       $0
         Amount Paid to Noteholders                             $50,173,260

    Distributions
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         Monthly Principal Distributable Amount             Current Payment           Ending Balance       Per $1,000        Factor
         Class A-1 Notes                                                 $0                       $0            $0.00         0.00%
         Class A-2 Notes                                        $48,186,495             $383,083,467          $105.90        84.19%
         Class A-3 Notes                                                 $0             $470,000,000            $0.00       100.00%
         Class A-4 Notes                                                 $0             $296,913,000            $0.00       100.00%
         Class B Notes                                                   $0              $32,692,000            $0.00       100.00%

         Interest Distributable Amount                      Current Payment               Per $1,000
         Class A-1 Notes                                                 $0                    $0.00
         Class A-2 Notes                                           $521,118                    $1.15
         Class A-3 Notes                                           $759,833                    $1.62
         Class A-4 Notes                                           $625,992                    $2.11
         Class B Notes                                              $79,823                    $2.44



    Carryover Shortfalls
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                                                                     Prior  Period
                                                                      Carryover          Current Payment       Per $1,000
         Class A-1 Interest Carryover Shortfall                          $0                       $0               $0
         Class A-2 Interest Carryover Shortfall                          $0                       $0               $0
         Class A-3 Interest Carryover Shortfall                          $0                       $0               $0
         Class A-4 Interest Carryover Shortfall                          $0                       $0               $0
         Class B Interest Carryover Shortfall                            $0                       $0               $0


    Receivables Data
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                                                           Beginning Period            Ending Period
         Number of Contracts                                         61,028                   59,608
         Weighted Average Remaining Term                              45.45                    44.58
         Weighted Average Annual Percentage Rate                      5.34%                    5.33%

         Delinquencies Aging Profile End of Period            Dollar Amount               Percentage
              Current                                        $1,083,916,102                   91.13%
              1-29 days                                         $88,185,342                    7.41%
              30-59 days                                        $13,508,262                    1.14%
              60-89 days                                         $2,780,672                    0.23%
              90-119 days                                          $729,336                    0.06%
              120-149 days                                         $242,677                    0.02%
              Total                                          $1,189,362,391                  100.00%
              Delinquent Receivables +30 days past due          $17,260,947                    1.45%



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         Write-offs
              Gross Principal Write-Offs for Current Period                            $536,040
              Recoveries for Current Period                                             $79,314
              Net Write-Offs for Current Period                                        $456,727

              Cumulative Realized Losses                                             $1,634,542


         Repossessions                                                            Dollar Amount           Units
              Beginning Period Repossessed Receivables Balance                       $2,369,708              89
              Ending Period Repossessed Receivables Balance                          $2,426,365              88
              Principal Balance of 90+ Day Repossessed Vehicles                        $337,759              11



    Yield Supplement Overcollateralization
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         Beginning Period Required Amount                                            $6,949,408
         Beginning Period Amount                                                     $6,949,408
         Ending Period Required Amount                                               $6,673,451
         Current Period Release                                                        $275,957
         Ending Period Amount                                                        $6,673,451
         Next Distribution Date Required Amount                                      $6,403,077

    Reserve Account
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         Beginning Period Required Amount                                           $21,661,935
         Beginning Period Amount                                                    $21,661,935
         Net Investment Earnings                                                        $10,426
         Current Period Deposit                                                              $0
         Current Period Release to Collection Account                                        $0
         Current Period Release to Depositor                                           $848,093
         Ending Period Required Amount                                              $20,813,842
         Ending Period Amount                                                       $20,813,842

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